Liabilities to Banks and debentures	12 Months Ended
Dec. 31, 2025
Credit And Loans From Banks [Abstract]
Liabilities to Banks and debentures
NOTE 13 - Liabilities to Banks and debentures

a.	Short-term bank credit(*)

1)
The Company is a party to a short-term credit facility with an Israeli bank with commitments totaling $15 million (NIS 54 million). As of December 31, 2025, no amounts were outstanding under the short-term credit facility. The short-term credit facility bears a prime based variable interest rate. (*)

2)
In May 2023 the company received a short-term credit facility in the amount of NIS 17 million (approximately $4.8 million) from an Israeli bank that bears a prime based variable interest rate. During 2025, the company fully repaid the credit facility, and the credit facility was terminated. Accordingly, as of December 31, 2025, no amounts were outstanding and the company had no available credit under this facility.

3)
In July 2023, the Company entered into an additional short-term credit facility with an Israeli bank in the amount of $9.75 million, which was later increased to $30 million. The short-term credit facility bears a prime based variable interest rate. In November 2023, the same bank approved an additional loan in amount of $17 million that was used as a bridge loan for the purchase of Retail Pro’s intellectual property and the purchase of all of Retail Pro’s equity rights by a fully owned subsidiary of the company. See note 13b(2) (*)

(*) Under the credit facilities above of the financing agreements, the Company is required to meet certain financial covenants. As of December 31, 2025, the Company met all the covenants.

b.	Long-term bank loans

	December 31,
	2025	2024
	US Dollars in thousands
Total bank loans	13,685	22,583
Less - current maturities	(3,220)	(3,978)
Total long-term bank loans	10,465	18,605

1.
In May 2020, the Company received a long-term loan from an Israeli Bank, backed by a government guarantee, in the amount of NIS 15 million ($4.25 million). During March, 2025, the company made the final principal payment of the loan, accordingly as of December 31, 2025, no outstanding balance remains.

2.
In February 25, 2024, the Company fully repaid the bridge loan disclosed under note 13a(3) and received from the same bank an approval for a long-term loan. The long-term loan bears a SOFR based variable interest rates. As of December 31, 2025, the Company met all the covenants.

3.
On December 18, 2024, a loan principal of NIS 21 million (approximately USD 5,675 thousand) was received, to be repaid in equal quarterly installments over a period of six years from the loan receipt date. The interest bears a prime-based variable interest rate. During March 2025, the company repaid the full outstanding loan principal, accordingly as of December 31, 2025 no outstanding balance remains.

The carrying amount of the credit and loans from banks reasonably approximate their fair value.

c.	Issuance of debentures and warrants

On March 11, 2025, the Company completed a public offering of 486,291 units, each consisting of NIS 1,000 principal amount of non-linked debentures and three warrants, at a price of NIS 1,021 per unit. The offering generated gross proceeds of approximately NIS 496.5 million (approximately $137.1 million). The net proceeds of approximately NIS 485.8 million (approximately $133 million) are intended for general corporate purposes, including debt repayment and potential acquisitions. The debentures bear a fixed annual interest rate of 5.9%, maturing on September 30, 2030, with principal repayments in four unequal annual installments from 2027 to 2030.

Each Warrant is an equity‑classified instrument, exercisable for one ordinary share at an exercise price of NIS 177.8 ($48) per share, representing a 37% premium over the Company’s share price on March 6, 2025. The exercise price is subject to USD-NIS exchange rate creating a “fixed-for-fixed” adjustment mechanism, as of December 31, 2025 the exercise price is 155.5 ($48). The Warrants will expire on March 31, 2027.

The debentures were classified as a financial liability and measured at amortized cost in accordance with IFRS 9, as they represent a contractual obligation to deliver cash and do not contain equity conversion features. The warrants, on the other hand, were classified as an equity instrument under IAS 32, as they are settled in the Company’s own equity instruments for a fixed amount of cash and meet the “fixed-for-fixed” criterion. Out of the total proceeds received, an amount of NIS 20.7 million (approximately $5.7 million) was allocated to the warrants and recognized in equity. The debentures and warrants are listed separately on the Tel-Aviv Stock Exchange.

The Company has undertaken to maintain minimum equity of $80 million and an Equity-to-Assets ratio of at least 21% and has agreed to limit dividend distributions and share buybacks unless equity exceeds $120 million and the Equity-to-Assets ratio is at least 29%. As of the reporting date, the Company was in full compliance with the financial covenants stipulated in the debentures indenture.

On December 11, 2025, the Company expanded its bond series, raising approximately NIS 565.5 million (approximately $176 million) at a price of NIS 1,091 per unit, based on full allocation at the closing price. The offering comprised 518,381 units, each consisting of NIS 1,000 principal amount of non-linked debentures and three warrants. The net proceeds amounted to approximately NIS 558.6 million (approximately $173.9 million). Out of the total proceeds received in the December 2025 expansion, an amount of NIS 34.9 million (approximately $10.8 million) was allocated to the warrants and recognized in equity.

	December 31,
	2025	2024
	US Dollars in thousands
Debentures	314,064	-